UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2017

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 18, 2017, the Registrant held its Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders elected six Directors to serve until the 2018 Annual Meeting of Shareholders and until their successors are elected and qualified. The vote on each Director is set forth below:

Name	For	Withheld
John J. Calamari	9,432,750 shares	278,928 shares
Lawrence J. DeAngelo	9,225,671 shares	486,007 shares
Scott Heimes	9,530,342 shares	181,336 shares
Jeffrey A. Hilzinger	9,537,169 shares	174,509 shares
Matthew J. Sullivan	9,439,745 shares	271,933 shares
J. Christopher Teets	9,118,419 shares	593,259 shares
James W. Wert	9,522,184 shares	189,494 shares

There were 1,296,860 broker non-votes.

The shareholders also approved, on an advisory basis, the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Marlin Business Services Corp. (“Marlin”), as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as disclosed in Marlin’s Proxy Statement for the 2017 Annual Meeting of Shareholders, is hereby approved.”

Such resolution was approved by a vote of 9,671,849 for, 22,379 against and 17,450 abstained. There were 1,296,860 broker non-votes.

The shareholders also voted, on an advisory basis, on the frequency with which the Registrant should hold an advisory vote on executive compensation. The voting results were as follows: 7,756,445 votes for “EVERY YEAR,” 100,672 votes for “EVERY TWO YEARS,” 1,832,751 votes for “EVERY THREE YEARS” and 21,810 abstained. There were no broker non-votes. The Board of Directors considered the outcome of this vote and determined to implement an annual advisory vote on the compensation of the Registrant’s named executive officers.

The shareholders also ratified the appointment and retention of Deloitte & Touche LLP as the Registrant’s independent auditor.

Such ratification was approved by a vote of 10,973,597 for, 32,129 against and 2,812 abstained. There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP. (Registrant)

Date: May 19, 2017	/s/ Edward R. Dietz
Edward R. Dietz
Senior Vice President, General Counsel and Secretary